Aberdeen Emerging Markets Debt
Local Currency Fund

Aberdeen Funds: Summary Prospectus

February 25, 2013, as amended and restated on April 5, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literaturefixed. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 25, 2013, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2012, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: ADLAX  Class C: ADLCX  Class R: AECRX  Institutional Class: AEDSX  Institutional Service Class: AEDIX

Objective

The Aberdeen Emerging Markets Debt Local Currency Fund (the "Emerging Markets Debt Local Currency Fund" or the "Fund") seeks long-term total return. Total return includes all aspects of return, including dividends, interest and share price appreciation/depreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the Emerging Markets Debt Local Currency Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class – Reduction and Waiver of Class A Sales Charges" section on page 179 of the Fund's prospectus and in the "Additional Information on Purchases and Sales – Waiver of Class A Sales Charges" and "Reduction of Sales Charges" sections on pages 145-147 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	4.25%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	0.75%[1]	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 15 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	1.10%	1.08%	1.33%	1.08%	1.08%
Total Annual Fund Operating Expenses	2.15%	2.88%	2.63%	1.88%	1.88%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.98%	0.98%	0.98%	0.98%	0.98%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.17%	1.90%	1.65%	0.90%	0.90%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 0.75% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 0.90% for all Classes of the Fund at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

Example

This Example is intended to help you compare the cost of investing in the Emerging Markets Debt Local Currency Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$539	$979	$1,444	$2,728
Class C shares	$293	$799	$1,432	$3,134
Class R shares	$168	$724	$1,308	$2,891
Institutional Class shares	$92	$496	$925	$2,121
Institutional Service Class shares	$92	$496	$925	$2,121

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$193	$799	$1,432	$3,134

Portfolio Turnover

The Emerging Markets Debt Local Currency Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74.49% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Emerging Markets Debt Local Currency Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in debt securities that are denominated in the currency of or economically linked to an emerging market country and which are issued by: (a) government related bodies of emerging market countries; and/or (b) corporations that (i) are organized under the laws of, or have their principal office in, an emerging market country, (ii) have their principal securities trading market in an emerging market country, or (iii) alone or on a consolidated basis derive the highest concentration of their annual revenue or earnings from goods produced, sales made or services performed in emerging markets countries. An emerging market country is any country determined by the Adviser or Subadviser to have an emerging market economy, considering factors such as the country's credit rating, its political and economic stability and the development of its financial and capital markets. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

The Fund will focus on emerging market debt securities denominated in the local currencies. The Fund may also invest in private placements including securities issued under Regulation S ("Regulation S Securities").

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the Emerging Markets Debt Local Currency Fund.

The portfolio management team will focus on the entire emerging markets local debt universe, investing in conventional and index-linked bonds, interest rates swaps, foreign exchange, conventional bonds and inflation-linked sovereign and quasi-sovereign bonds. The Fund may invest in both investment-grade and high yield securities (commonly referred to as "junk bonds"). The Fund may invest in securities of any maturity.

The portfolio management team will seek to identify those instruments that are likely to provide the greatest outperformance, taking account of forward-looking risks. They will assess both the risk-return profile of an individual investment, as well as the risk-return impact of its incremental addition to the Fund as a whole, and then construct a diversified, risk-controlled portfolio of instruments.

The Fund may invest in derivative instruments. Derivative instruments may be used for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. Derivative instruments may also be used to adjust the interest rate, yield curve, currency, credit and spread risk exposure of the Fund. The Fund invests in, but is not limited to, the following derivative instruments: credit default swaps ("CDS") (both single name CDS and CDX Index), currency swaps and forwards, and interest rate swaps. CDS may be used to adjust the Fund's exposure to the emerging market debt sector and/or sell/buy protection on the credit risk of individual issuers or a basket of individual issuers. CDS may also be used as a substitute for purchasing or selling securities or for non-hedging purposes to seek to enhance potential gains. The base currency of the Fund is the U.S. Dollar. Performance may be strongly influenced by movements in currency rates because the Fund may have exposure to a particular currency that is different to the value of the securities denominated in that currency held by the Fund. Currency swaps and forwards are primarily used to manage the Fund's currency exposure and interest rate swaps are primarily used to manage the Fund's interest rate exposure.

To the extent that the Fund invests in derivatives with an underlying asset that meets the 80% policy, the market value of the derivative would be included to meet the 80% minimum. For additional information regarding derivatives, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

2  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 25, 2013, as amended and restated on April 5, 2013

The Emerging Markets Debt Local Currency Fund is non-diversified and may invest a significant portion of its assets in the securities of a single issuer or a small number of issuers.

Principal Risks

The Emerging Markets Debt Local Currency Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments – and therefore, the value of Fund shares – may fluctuate. These changes may occur because of:

Credit Risk – a debt instrument's price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

Interest Rate Risk – changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values.

Call and Redemption Risk – some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Foreign Risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Emerging Markets Risk – a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

Market Risk – the Fund could lose value if the individual bonds in which it invests or overall bond markets in which such bonds trade go down.

Selection Risk – the investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

High-Yield Bonds and Other Lower-Rated Securities – the Fund's investments in high-yield bonds (commonly referred to as "junk bonds") and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

Prepayment Risk – as interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore,

repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund's income.

Extension Risk – principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

Non-Diversified Fund Risk – because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security's increase or decrease in value may have a greater impact on the Fund's value and total return.

Derivatives Risk (including Options, Futures and Swaps) – derivatives are speculative and may hurt the Fund's performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund's options, futures and derivatives strategy are dependent upon the portfolio managers' ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – to the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – derivative transactions depend on the creditworthiness of the counterparty and the counterparty's ability to fulfill its contractual obligations.

Restricted Securities Risk – Investments in restricted securities, including Regulation S Securities, could have the effect of increasing the Fund's level of illiquidity. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 25, 2013, as amended and restated on April 5, 2013  3

Non-Hedging Foreign Currency Trading Risk – the Fund may engage in forward foreign currency transactions for speculative purposes. In pursuing this strategy, the Adviser seeks to profit from anticipated movements in currency rates by establishing "long" and/or "short" portions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser's expectations may produce significant losses to the Fund.

Valuation Risk – the lack of active trading markets may make it difficult to obtain an accurate price for a security held by the Fund.

Impact of Large Redemptions and Purchases of Fund Shares – Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the Emerging Markets Debt Local Currency Fund. The bar chart shows the Fund's annual total return for Class A. The return in the bar chart does not reflect the impact of sales charges or taxes. If the applicable sales charges or taxes were included, the annual total return would be lower than that shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Annual Total Returns – Class A Shares (Years Ended Dec. 31)

Best Quarter: 9.12% – 1st quarter 2012

Worst Quarter: -2.22% – 2nd quarter 2012

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns – as of December 31, 2012

	1 Year	Since Inception (May 2, 2011)
Class A shares – Before Taxes	11.72%	0.20%
Class A shares – After Taxes on Distributions	10.60%	-0.96%
Class A shares – After Taxes on Distributions and Sales of Shares	7.59%	-0.85%
Class C shares – Before Taxes	15.93%	2.10%
Class R shares – Before Taxes	16.38%	2.62%
Institutional Service Class shares – Before Taxes	16.92%	3.07%
Institutional Class shares – Before Taxes	16.92%	3.07%
JPMorgan GBI-EM Global Diversified Index (reflects no deduction for fees, expenses or taxes)	16.76%	3.68%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Emerging Markets Debt Local Currency Fund's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited ("AAML") as subadviser to the Fund.

4  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 25, 2013, as amended and restated on April 5, 2013

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Brett Diment	Head of Emerging Market & Sovereign Debt	Inception
Kevin Daly	Portfolio Manager	Inception
Edwin Gutierrez	Portfolio Manager	Inception
Max Wolman	Portfolio Manager	Inception
Viktor Szabó	Portfolio Manager	Inception

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), and generally do not apply to retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to apply or waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

  Aberdeen Emerging Markets Debt Local Currency Fund: Summary Prospectus as of February 25, 2013, as amended and restated on April 5, 2013  5

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